SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              SPORTSLINE USA, INC.
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             (Exact name of registrant as specified in its charter)

             FLORIDA                                           65-0470894
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     (State of incorporation                                (I.R.S. Employer
        or organization)                                   Identification No.)

 6340 N.W. 5TH WAY, FORT LAUDERDALE, FLORIDA                     33309
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  (Address of principal executive offices)                     (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

            TITLE OF EACH CLASS                   NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED
            -------------------                   ------------------------------

                         NONE                                 NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.01 PAR VALUE
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                                (Title of Class)

ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-25259), filed with the Securities and Exchange Commission on April 16, 1997 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.

ITEM 2.       EXHIBITS.

                  1        Amended and Restated Articles of Incorporation*

                  2        Amended and Restated Bylaws*

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*       These Exhibits are incorporated herein by reference to the Exhibits to the Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                             SPORTSLINE USA, INC.

                             By: /s/ MICHAEL LEVY
                                 ----------------------------------
                                    Michael Levy
                                    President and Chief Executive Officer

Dated:  November 7, 1997